SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D. C. 20549



                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): November
                                    13, 2002

                                ----------------

                           APPIANT TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 0-21999              84-1360852
----------------------------     ------------        -------------------
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)        Identification No.)



                     6663 Owens Drive, Pleasanton, CA 94588
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (925) 251-3200
                                 --------------

This amendment to the Current Report on Form 8-K originally dated November 20, 2002, is being filed in order to set forth a letter provided to the Company by PriceWaterhouseCoopers, LLC.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Index to Exhibits

Exhibit             Description
-------             -----------

Exhibit 16          Letter from PriceWaterhouseCoopers, LLC



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Appiant Technologies, Inc.
                                         -----------------------------
                                         (Registrant)



Date:  November 27, 2002                 /s/ Douglas Zorn
                                         -----------------------------
                                         Douglas Zorn
                                         Chief Executive Officer


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